UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2006

                            Regency Affiliates, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                       1-7949                  72-0888772
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

     610 N.E. Jensen Beach, Florida                                     34957
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (772) 334-8181

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events.

On May 26, 2006, the Court in the action entitled Gatz et al. v. Ponsoldt, Sr., et al. pending in the New Castle County Court of Chancery, Delaware dismissed the sole remaining claim alleged in the complaint.

Regency Affiliates, Inc. (the "Company") was not a defendant with respect to the sole remaining claim which related to the 2001 sale of rock aggregate from one Company subsidiary to another. In dismissing the sole remaining claim, the Court determined that the sole remaining claim was derivative in nature and could therefore not be maintained by the plaintiffs.

                                   Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    REGENCY AFFILIATES, INC.


                                                    By: /s/ Laurence S. Levy
                                                        ------------------------
                                                    Name:  Laurence S. Levy
                                                    Title: President

Date: May 30, 2006